D.A. Davidson & Co. West Coast Bank Tour 2020 Virtual Conference August 26, 2020 1

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance and perceived opportunities in the market. Forward‐looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and uncertainties include: the COVID‐19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses; and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see Part I, Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019 and Item 1A. Risk Factors in this Quarterly Report on Form 10‐Q. The Company does not undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Presentation Index Company Overview Slide 4 Financial Highlights & Earnings Performance Slide 10 Loan Growth Trends Slide 15 Stable Asset Quality Trends Slide 22 Favorable Deposit Trends Slide 29 Strong Franchise Value Slide 31 Appendix Slide 40 3

Company Overview 4

Bank of Hope’s Roots 40 Years of Service Beginning in Los Angeles Saehan Bank  Nov 2013 Foster Bank  Aug 2013 BankAsiana 2nd Merger of Equals  Oct 2013 Pacific  July 29, 2016 International  Bank  Feb 2013 1st Merger of Equals  Nov 2011 Mirae Bank Jun 2009 Innovative Bank  Apr 2010 Liberty Bank of  New York  Asiana Bank  May 2006 Aug 2003 (Established 1986 (Established 1989 (Established 1980 in Los Angeles) in Los Angeles) in Los Angeles) 5

Company Profile Today

- **Only super regional Korean-American bank in the nation**
  - 3rd largest Asian-American bank in the U.S.[1]
  - 6th largest bank headquartered in Los Angeles[1]
  - 93rd largest financial institution in the U.S.[2]
  - 17th largest SBA lender in the country by volume[3]
  - Only Korean-American bank with presence in Korea
  - Only Korean-American bank (formerly known as BBCN Bank) ever to be listed on Forbes' list of "**Best Banks in America**"

    2013 • 2014 • 2015 • 2016 • 2017 • 2018 • 2019 • 2020
- **Leading national presence with full-service branch operations in 8 states**
  (strategically located in high density Asian-American communities)
  - Presence in 3 additional states with specialized Loan Production Offices
- **Seasoned and experienced management and board**

Hope Bancorp, Inc. *(Holding Company of Bank of Hope as of 6/30/2020)*	
Total Assets	**$17.2 billion**
Loans Receivable	**$12.9 billion**
Total Deposits	**$14.1 billion**

Bank of Hope

Bankers. Experts. Neighbors.

"We are committed to improving the value of our services as ***BANKERS***, providing comprehensive financial solutions as ***EXPERTS***, and being good ***NEIGHBORS*** that foster growth for our customers and communities."

1 Source: S&P Global (formerly SNL)
2 Source: Federal Reserve Statistical Release as of June 30, 2020; Insured U.S.-chartered commercial banks ranked by consolidated assets
3 Source: SBA national lender rankings as of September 30, 2019

Hope Bancorp

6

National Geographic Presence Nationwide footprint with meaningful presence, providing full banking services  to the largest Asian‐American communities in the U.S. Seattle (4 branches       + 1 SBA LPO      + 1 commercial  lending LPO) Portland  New York/  SBA LPO New Jersey Illinois (10 branches + 1  Northern  (5 branches) SBA LPO + 2  California commercial  lending LPOs) (2 branches + 1 SBA LPO                Denver SBA  DC Metro + 1 commercial  LPO lending LPO) (2 branches) Southern  California Atlanta  SBA LPO (30 branches +       Texas 1 Residential  (4 branches +  Mortgage LPOs) 2 SBA LPOs) Alabama (1 branch) 7

Corporate Social Responsibility Highlights 1 OUT OF 2 1000 HOURS $2.49 BILLION 1 out of 2 Bank of Hope branches  Nearly 1000 hours of                          $2.49 billion                                        located in low‐to‐moderate  CRA‐reportable                            of loans funded                                income areas volunteer hours in 2019 in 2019 $447 MILLION $10 MILLION $2.2 MILLION $447 million of                                   $10 million of                      $2.2 million of contributions                  CRA‐reportable small business  donations and sponsorships             to the Hope Scholarship  lending in 2019 over last 10 years Foundation since 2001 In addition to financing economic growth, we believe our responsibilities include                       helping the communities in which we live and work to grow and flourish                                   through volunteerism and philanthropy.  8

Executive Leadership We are proud to have one of the  strongest leadership teams among  Leadership Asian‐American banks. Risk Operations Business Management Oversight Leadership Peter Koh Thomas Stenger Daniel H. Kim David P. Malone Kyu S. Kim David W. Kim Kevin S. Kim EVP, Chief Credit  EVP, Chief Risk  EVP, Chief Strategy  President & Chief  Senior EVP, Eastern  EVP, Midwest  Chairman, President &  Officer Officer & Administrative  Operating Officer, Regional President Regional President Chief Executive Officer Officer Bank of Hope Richard Marshall Lisa K. Pai Jason Kim EVP, Credit  EVP, General  Young K. Lee Alex Ko Senior EVP,  Administration Counsel EVP, Chief Human  EVP, Chief Financial  Western Regional  Resource Officer Officer President David Song EVP, Credit  Hung Van Administration EVP, Chief Information  Officer 9

Financial Highlights & Earnings Performance 10

Q2 2020 Financial Highlights  Net income of $26.8 million, or $0.22 per diluted common share, compared with $26.0 million, or  Net  $0.21 per diluted common share for Q1 2020  Provision for credit losses of $17.5 million, vs. $28.0 million for Q1 2020 Income  Net interest income before provision decreased to $109.8 million from $119.3 million for Q1 2020,  $26.8MM Earnings &  reflecting full quarter’s impact of aggregate 150bps decrease in Fed Funds rate in March 2020  Noninterest expense declined 7% Q‐o‐Q reflecting reductions in compensation and professional  Profitability fees and improved as a percentage of  average assets to 1.60% from 1.87% in Q1 2020  Net interest margin of 2.79% represents trough and reflects reductions in Fed Fund rate, significant  increase in lower‐yielding cash balances, as well as large payoff of acquired loan in Q1 2020  Diluted   ROE and ROTCE improved to 5.31% and 6.94%, respectively from 5.12% and 6.69% in Q1 2020 EPS $0.22 Loan   New loan originations funded of $832 million, including PPP originations of $480 million Production  Loans receivable increased 2.3%, or 9% annualized  Total deposits increased by $1.29 billion, or 10% Q‐o‐Q, and continued the trend of favorable mix  Record  shift to lower‐cost deposits Gross  Noninterest bearing deposits increased $1.0 billion Q‐o‐Q and represented 28.6% of total deposits,  Deposits up from 23.5% in Q1 2020; approximately $326 million identified as PPP‐related Loans  Cost of deposits decreased 47bps Q‐o‐Q  Company continued to benefit from CD repricing gap as time deposits renewed at significantly  $12.9B lower rates  Overall asset quality trends remain stable  Modest increases in delinquent loans, criticized loans and nonperforming loans reflect ability to  Record  Asset Quality work with COVID‐19 impacted borrowers under CARES Act Deposits  Modifications under CARES Act total $3.1 billion at June 30, 2020, equal to 24.2% of loan portfolio  Net charge offs were minimal at $652,000, or 0.02% of average loans receivable annualized $14.1B 11

Net Interest Income and Margin Average Loan Yield & Average 1M LIBOR Rate  Net Interest Income & NIM 5.32% ($ millions) 5.27% 5.04% 5.06% 4.23% $117.2 $116.3 $113.5 $119.3 2.44% $109.8 2.18% 1.79% 3.31% 3.31% 3.25% 3.16% 1.41% 2.79% 0.35% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Net Interest Income NIM Avg Loan Yield Avg 1M LIBOR Rate Average Interest Bearing Deposits &   2Q20 net interest margin decreased 52bps Q‐o‐Q reflecting  Cost of Deposits ($ billions)  ‐ 45 bps Impact of 150bps rate decline on average loan yields $10.1 $9.4  ‐18 bps Q‐o‐Q accretion difference (Q1 impacted by large payoff) $9.1 $9.1 $9.1  +1 bps SBA PPP loan production 2.15% 2.15% 1.98% 1.76%  ‐22 bps Temporarily increased excess liquidity due to COVID‐19 1.17%  ‐3 bps Other changes 1.62% 1.62% 1.49% 1.34% 0.87%  + 35 bps Reduction in cost of funds 2Q19 3Q19 4Q19 1Q20 2Q20  Core net interest margin (excluding acquisition accounting  Average Interest Bearing Deposits adjustments) decreased 33bps Q‐o‐Q Total Cost of Deposits Cost of Interest Bearing Deposits  NIM expansion expected in 2H20 with stable loan yields, continued  reduction in deposit costs and deployment of excess liquidity 12

Noninterest Income Noninterest Income  Noninterest income decreased to $11.2 million  ($ millions) Q‐o‐Q largely reflecting lower fee income due to  $13.0 $13.0 $13.3 reduced business activity as a result of COVID‐ $12.3 19 lockdowns  $11.2 $4.1  Decrease in service fees reflect reduction in  $3.6 $4.9 $5.1 NSF and analysis fees  $4.4  Reduction in international service fees $0.1 $1.1 $0.2 $1.9  $0.8 Decline in wire transfer fees $1.9 $1.3 $1.1 $1.1  Declines partially offset by 3‐fold increase in  $0.2 $1.7 $0.7 $0.7 $1.0 loan servicing fees $1.2 $0.4 $1.0 $0.8 $0.8 $0.8  Sold $67.4 million in residential loans and  $1.1 $0.7 recognized gain on sale income of $1.68 million $4.4 $4.7 $4.5 $4.1  Other income and fees decreased modestly to  $2.6 $4.39 million due to normal variances in other  line items 2Q19 3Q19 4Q19 1Q20 2Q20 Service fees on dep accts International service fees Loan servicing fees, net Wire transfer fees Gain on sale of other loans Gain on sale of securities Other income and fees 13

Noninterest Expense and Efficiency ($ millions) Breakdown of Noninterest Expense & FTE Noninterest Expense, Efficiency Ratio &  NIE/AA $72.1 $71.4 $70.0 $70.4 55.11% 55.68% 55.37% $67.0 54.15% 54.42% $7.9 $6.4 $7.2 $8.8 $1.6 $0.8 $1.6 $5.2 $9.7 $6.0 $5.9 $3.3 $2.8 $2.6 $1.7 $2.6 $2.4 $1.7 $1.5 $2.4 $2.5 $2.3 $2.2 $1.3 $11.6 $11.7 1.88% 1.85% 1.85% 1.87% $11.9 $11.8 $11.7 1.88% 1.85% 1.85% 1.87% 1.60% 1.60% $41.6 $42.5 $39.3 $39.8 $38.9 2Q19 3Q19 4Q19 1Q20 2Q20 Efficiency Ratio NIE/AA 1,474 1,446 1,439 1,441 1,458 NIE/AA = Noninterest expense as a percentage of average assets  Noninterest expense decreased to $67.0 million in  2Q19 3Q19 4Q19 1Q20 2Q20 2Q20 from $72.1 million in 1Q20 Other – Compensation expense decreased 9%Q‐o‐Q  FDIC assessment Professional fees – Professional fees decreased 54% Q‐o‐Q.  Data processing & communications reflecting second consecutive quarter of  Adv/Marketing considerable reductions Occupancy & equipment Compensation FTE 14

Loan Growth Trends 15

Loan Production & Portfolio Trends New Loan Originations Funded 5.46%  New loan originations funded of $832 million 4.72% 4.37% resulted in 2.3% growth in loans receivable Q‐o‐Q,  3.98% or 9% annualized 3.39%1  ($ millions) $847.6 $832.0 New loans included $480 million of SBA PPP  originations, which are categorized as C&I loans $693.9 $69  $74  $624.5 $61  $62  $266  $42   Aggregate payoffs and paydowns declined to $484  $503.9 million from higher‐than‐usual amount of $624  $75  $283  $234  2 $480  million 1Q20  $176  $513  $349  $348  $253  $216   Diversified mix of loan originations including PPP  loan originations categorized as C&I loans 2Q19 3Q19 4Q19 1Q20 2Q20  26% CRE / 65% C&I / 9% Consumer CRE PPP C&I Consumer Average Rate  Decrease in average rate on new loan production  reflects 150bps decrease in Fed Funds rate in March  Loan Portfolio Composition 2020  Traditional SBA loan production of $6 million,  7% 7% 6% excluding PPP, reflects market’s focus on PPP relief  22% 24% 27% in midst of COVID‐19 pandemic crisis 71% 69% 67% 1 Including fees on PPP loans, average rate on new loan originations funded for 2Q20  of 3.39% 12/31/2019 3/31/2020 6/30/2020 2 PPP loans are categorized as  C&I loans. 16

PPP Loan Originations ($ thousands) $ Amount # Loans Lender’s Fees 63,036 13% 2,850 60% 63,818 13% 892 19% 96% 5% $13,612 74,657 16% 529 11% 70,555 15% 275 6% 96,082 20% 171 4% $3% <5% $4,583 56,692 12% 43 1% 1% 49,111 10% 17 0% $491 Total Balance $473,9501 (Avg $99,215) 4,777 $18,686 1 Reflects total PPP originations of $480 million offset by $6 million in early payoffs 17

Loan Portfolio by Region $12.87 Billion  (as of 6/30/2020) Southern California • 1986:  Founded by Los Angeles‐based Korean‐ American investors Other States 13% Northern California Texas • 1997:  Expanded de novo into Northern California;  4% Acquired Asiana Bank in 2003 Washington Eastern Region 3% • 1998:  Expanded into New York/New Jersey  Illinois through multiple acquisitions 2% Southern CA 55% Midwest Eastern  • 2004:  Expanded into Chicago through branch  Region acquisition; Acquired Foster Bank in 2013 16% Pacific Northwest • 2005:  Expanded de novo into Seattle; Acquired  Northern CA Pacific International Bank in 2013 7% Southwest and Southeast • 2016:  Expanded into Texas, Georgia and Alabama  through merger with Wilshire Bancorp Diverse national footprint spreads credit risk and provides greater growth opportunities Note: Region based on collateral location 18

Loan Portfolio Composition $12.87 Billion Total Portfolio (as of 6/30/2020) Consumer Outstanding $769.8B Consumer Average Size $680M 6% Average Yield 3.83% Owner‐ Occupied  CRE 21% C & I CRE 27% C&I Outstanding $8,686.9B Outstanding $3,415.1B Average Size $1,597M Average Size $390M Average Yield 4.35% Average Yield* 2.81% Nonowner‐ * Average yield excluding SBA PPP loans  Occupied  is 3.10% CRE 46% 19

Portfolio Diversification as of 6/30/2020 CRE Portfolio C&I Portfolio $8.69 Billion $3.42 Billion Wholesale  Trade All Others Hotel &  16% 23% Motel All Others  20% (C&I) 29% Warehouse  Line Office 16% 7% Retail ‐ Multi Gasoline  20% Stations 4% Mixed Use Restaurant Supermarkets Manufacturing 8% 8% 4% 13% Gas Station  Industrial &  Health Care and  & Car Wash Warehouse Social Assistance Information 10% 12% 5% 5% Note:  All Others includes property types representing less than 7% of total CRE portfolio,  including: Office Building, 5+ Residential, Church, Golf Course, Retail‐Single, and Other smaller  Note:  All Others includes business types representing less than 5% of total C&I portfolio,  segments. including: Hotel/Motel, Information, Laundries & Drycleaners, Liquor Store, RE and Leasing,  Retail, Services, Transportation and Other smaller segments. 20

Loan Portfolio Rate Mix as of 6/30/2020 Fixed / Variable Breakdown Variable Rate Loan Base Index Other 1 Variable Libor Based Hybrid 1 2% 38% 44% 33% 2 @3.16% 2 @3.43% 2 @2.51%  @4.48% 2 Prime Based Fixed 54% 29% @4.19% 2 @3.90% 2,3 1Hybrid loans have fixed interest rates for a specified period and then convert to variable  1Other consists of loans with indexes based on FHLB, FRB, US Treasury rates or other  interest rates (fixed as of 6/30/2020) interest rate indexes 2The weighted average rate as presented excludes loan discount accretion and interest  2The weighted average rate as presented excludes loan discount accretion and interest  rates on nonaccrual loans rates on nonaccrual loans 3 Excluding SBA PPP loans, average yield for fixed rate loans is 4.31% New Loan Fixed/Variable  Maturity and Repricing Schedule and Average Rate 5.46% ($ millions) Fixed Maturity Hybrid Repricing 4.72% $1,818 4.37% 3.98% 1,556 $1,437 38% 27% $886 $1,264 $1,062 44% $851 $954 $837 45% 2.01% 1 $735 42% $305 $543 62% 73% $930 56% 55% $543 $517 $600 $598 $529 58% 2020 2021 2022 2023 2024 > 2024 2Q19 3Q19 4Q19 1Q20 2Q20 Fixed Variable Avg Rate 21 1Average rate on new loans excluding SBA PPP originations is 3.39%.

Stable Asset Quality Trends 22

Asset Quality Nonperforming Assets Provision Expense & Net Charge Offs ($ millions) ($ millions) $157.1 $139.9 $28.0 $122.1 $21.0 $111.7 $23.0 $136.1 $5.6 $96.7 $24.1 0.11% $116.8 0.05% 0.06% 0.02% $17.5 $106.0 $19.4 $98.0 0.92% $77.4 0.87% 0.02% 0.73% 0.78% 0.63% $1.2 $2.1 $1.0 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 NPLs OREO NPAs/Total Assets Provision Expense Net Charge Offs (Recoveries) (annualized) Criticized Loans ($ millions)  Modest Q‐o‐Q increases in nonaccrual loans and  delinquent loans primarily reflects loans  $510.3 currently in modification pipeline $408.5 $400.7 $401.1 $426.5 $323.8  General asset quality trends remain stable as of  $268.6 $259.3 $278.8 $299.4 6/30/2020 4.26% 3.37% 3.26% 3.19% 3.31% $186.5 $139.8 $141.5 $122.3 $127.1  Credit losses continued to be nominal, with net  charge offs of $652,000, or 2bps of average  2Q19 3Q19 4Q19 1Q20 2Q20 loans on an annualized basis Classified Special Mention Total Criticized Loans as a % of Gross Loans 23

Allowance for Credit Losses Moody’s Baseline Scenario  Assumptions • U.S.  Growth –GDP forecast to decline 33%  annualized for 2Q20 and decline 5.6% for FY2020  $161,771 • Inflation –Y‐o‐Y growth in CPI inflation to decelerate  ($ thousands) through remainder of 2020 and into 2021 • Employment –Unemployment rate forecast to  $144,923 average 14% in 2Q20 and remain above 8% through  2021 • Monetary Policy –Fed not raising interest rates any  time soon; 10‐year Treasury yield expected to  1.26% gradually increase but remain below 1.5% until late  Coverage  2021 • CRE –2Q20 CREPi forecast to decline 16% Y‐o‐Y and  Ratio 22% for FY2020 • Corporate –2Q20 corporate profits forecast to  1.15% decline 22% Y‐o‐Y and 20% for FY2020 • Residential –2Q20 housing price index forecast to  Coverage  increase modestly at 3.4% Y‐o‐Y and 2.4% for FY2020 Ratio • Consumer –2Q retail sales forecast to decrease 12%  Y‐o‐Y and 5.6% for FY2020 0.77% 2Q20 Provision for Credit Loss Factors Coverage  Ratio • Updated macroeconomic factors • Enhanced qualitative factors, including additional  reserve for hospitality portfolios • Relatively stable asset quality metrics with minimal  credit losses • Additional management overlay to COVID‐19  ACL 3/31/20 ACL 6/30/20 modifications 24

Allocation of Allowance by Loan Type Allowance of Loan &  Allocation for Credit Losses  ($ thousands) Lease Losses (ALLL) for Current Expected Credit Loss (CECL) January 1, 2020 December 31, 2019 CECL Adoption ‐ Day 1March 31, 2020 June 30, 2020 Coverage  Coverage  Coverage  Coverage  Loan Type  Amount  Amount  Amount  Amount  Ratio Ratio Ratio Ratio Commercial Real Estate $ 53,593  0.62% $ 81,385  0.94% $ 94,645  1.09% $ 119,030  1.37% Residential  $ 204  0.39% $ 227  0.43% $ 399  0.70% $ 460  0.84% Commercial  $ 51,712  0.62% $ 79,194  0.95% $ 92,560  1.11% $ 114,668  1.37% Construction  $ 1,677  0.57% $ 1,964  0.66% $ 1,686  0.60% $ 3,902 1.35% Commercial & Industry  $ 33,032  1.21% $ 32,010  1.18% $ 42,883  1.40% $ 35,493  1.04% Residential Mortgage  $ 5,925  0.71% $ 5,387  0.65% $ 5,779  0.73% $ 5,868 0.81% Consumer  $ 1,594  2.89% $ 1,563  2.85% $ 1,616  3.35% $ 1,380  3.04% Total Allowance  $ 94,144  $ 120,345  $ 144,923  $ 161,771  Coverage Ratio to  Loans Receivable 0.77% 0.98% 1.15% 1.26% Excluding PPP 1.31% Including Accretion Discount 1.14% 1.52% 1.54% Excluding PPP &  1.60% Including Accretion Discount 25

COVID-19 Impacted Portfolios Hotel/Motel CRE Properties Retail CRE Properties • Majority of Hotel/Motel properties are limited service facilities • Retail portfolio largely represents “strip mall” type of  properties (not shopping malls) • Less impacted by lockdowns than full‐service hotel properties • Majority of tenants comprised of service oriented businesses  • Expected to rebound earlier than full‐service hotel properties – traditionally less impacted by e‐commerce • 73% of Hotel/Motel portfolio represented by flagged properties • Representative anchor tenants of larger strip mall properties =  • 95%+ of Hotel/Motel exposure located in major MSAs or regions  Local supermarket where the Bank has presence and knowledge of the market • 95%+ of retail CRE exposure located in major MSAs or regions  • Majority of the portfolio with personal guarantees where the Bank has presence and knowledge of the market • Approximately 300 PPP loans aggregating more than $28 million  • 35.7%, or $809.0 million, of retail CRE portfolio modified under  to hotel/motel customers CARES Act • 61.2%, or $1.0 billion, of hotel/motel portfolio modified under  • ACL coverage ratio of 1.46% for Retail CRE portfolio, compared  CARES Act with 1.15% as of 3/31/20 • ACL coverage ratio of 1.23% for Hotel/Motel CRE portfolio,  compared with 1.04% as of 3/31/20 $2.27 million Average Loan Size $1.55 million 52.9% Weighted Average LTV 51.4% 1.76 Weighted Average DCR 1.47 26

COVID-19 Loan Modifications - As of June 30, 2020 - Modification Type & Duration ($ thousands) COVID‐19 Modifications %  Total Loans 2M‐3M Interest Only   Amount  # of  Modified  $ 264.8 MM  8.5% Modified Loans Other1 4M‐6M Pmt Def $ 23.9 MM CRE $ 2,817,516 976 $ 8,686,939 32.4% $ 109.0 MM 0.8% Retail $ 809,024 308 $ 2,267,050 35.7% 3.5% Hotel/Motel $ 1,012,434 206 $ 1,654,389 61.2% Gas Station & Car Wash $ 134,480 53 $ 833,194 16.1% Mixed Use $ 207,155 110 $ 657,281 31.5% Industrial & Warehouse $ 239,943 100 $ 1,040,221 23.1% Other CRE $ 414,480 199 $ 2,234,804 18.5% 3M Pmt Def C&I $ 150,978 294 $ 3,415,111 4.4% $ 2,718.3 MM 87.2% Consumer (predominantly  $ 147,325 195 $ 769,784 19.1% residential mortgage) Total $ 3,115,819 1,465 $ 12,871,834 24.2% 1 Other Modifications includes Payment Deferment of 1M‐ 2M; Interest Only Payments of 4M‐6M; Full Payment  Modifications by Week Ending Deferment of 1M, 2M and 9M; and other variations of  Full Payment Deferment and Interest Only, Principal Only  and Fixed Monthly Payment for 3M $457,905 $380,630 $373,411 $314,910 $311,950 $261,933 $222,029 $108,090 $102,108 $88,507 $34,669 $73,418 $57,551 $3,300 Apr 3Apr 10 Apr 17 Apr 24 May 1 May 15 May 8 May 15 May 22 May 29 Jun 5Jun 12 Jun 19 Jun 30 Peak of Modification Grants 27

Wave 2 COVID-19 Loan Modifications - Current Status - • As of August 14, 2020, Wave 2 modification requests amounted to 12.5% of total portfolio • Additional documentation, covenants, and in some cases collateral required to qualify for Wave 2  modifications • Based on proactive communications with vast majority of commercial borrowers, Wave 2 COVID‐19  modifications expected to range between 13% to 15% of total portfolio  ($ thousands) Wave 2 COVID‐19 Modifications Amount  # of  Amount  # of  Total Loans % % (As of August 14, 2020) Requested Loans Booked Loans CRE $ 1,444,160 381 16.6 $ 124,042 38 1.4 $ 8,690,701 Retail $ 360,614 97 15.9 $ 11,029 7 0.5 $ 2,262,513 Hotel/Motel $ 661,292 124 44.0 $ 55,854 12 3.7 $ 1,502,818 Gas Station & Car Wash $ 23,226 11 3.0 $ 4,346 2 0.6 $ 778,446 Mixed Use $ 131,517 45 19.3 $ 37,748 7 5.5 $ 682,927 Industrial & Warehouse $ 74,811 25 7.4 $ 3,423 3 0.3 $ 1,013,560 Other CRE $ 192,701 79 7.9 $ 11,643 7 0.5 $ 2,450,438 C&I $ 44,351 54 1.4 $ 2,017 8 0.1 $ 3,230,997 Consumer (predominantly residential  $ 90,003 95 11.9 $ 89,032 87 11.7 $ 758,498 mortgage) Total 1,578,514 530 12.5 $ 215,092 133 1.7 12,680,196 28

Favorable Deposit Trends 29

Deposit Trends

Deposit Composition



Q-o-Q growth annualized
($ billions)
$12.53
$12.23
$12.53
$12.84
$14.12
-9%
+10%
+10%
+40%
$5.2
$5.2
$5.2
$4.7
$5.0
$0.3
$0.3
$0.3
$0.3
$0.3
$4.0
$3.8
$4.0
$4.9
$4.8
$3.1
$3.0
$3.1
$3.0
$4.0
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
DDA
MMA/NOW
Savings
Time

- Total end-of-period ("EOP") deposits increased **$1.3 billion,** equal to **10%** Q-o-Q, or 40% annualized
  - Growth driven by **34%** increase in noninterest bearing DDA Q-o-Q or $1.0 billion
  - Noninterest bearing demand deposits represented 28.6% of total deposits, up from 23.5% at 3/31/2020
  - Time deposits represented 35.1% of total deposits, down from 36.6% at 3/31/2020
- Total cost of deposits decreased 47bps from 1Q20 and total cost of interest bearing deposits decreased 59bps from 1Q20
- EOP Net Loan-to-Deposit ratio of 89.99% as of 6/30/2020 vs. 96.90% as of 3/31/2020
- Continued mix-shift favoring lower-cost core deposits

Deposit Cost Trend



1.65%
1.62%
1.58%
1.54%
1.49%
1.44%
1.43%
1.42%
1.18%
0.95%
0.87%
0.79%
1.62%
3Q19
1.49%
4Q19
1.34%
1Q20
0.87%
2Q20
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Quarterly Cost of Deposits
Monthly Cost of Deposits

CD Originations & Maturity Schedule

($ millions)		Amount	Average Blended Rate
CD Originations and Renewals	**Apr 2020**	$816	0.84%
	May 2020	$639	0.47%
	Jun 2020	$355	0.63%
	2Q 2020	**$1,810**	**0.67%**
CD Maturity Schedule	**Q3 2020**	$1,626	1.81%
	Q4 2020	$1,112	1.53%
	Q1 2021	$1,056	1.56%
	Q2 2021	$1,073	0.85%

DDA = Noninterest bearing demand deposits
MMA/NOW = Money market and NOW deposits
NOW = Negotiable Order of Withdrawal

Hope Bancorp

30

Strong Franchise Value 31

The Representative Bank of the Korean-American Community Total Assets Total Loans Total Deposits $30.38 Billion $23.09 Billion $25.11 Billion As of 12/31/2019 As of 12/31/2019 As of 12/31/2019 52% 51% 50% Bank of Hope Hanmi Bank Pacific City Bank Metro City Bank Commonwealth Business Bank Open Bank First IC Bank US Metro Bank NewBank PromiseOneBank Noah Bank New Millennium Bank UniBank Ohana Pacific Bank Source:  Regulatory Financial Highlights/S&P Global Market Intelligence 32

Strong Shareholder Returns Strong Dividend  Current Yield: 6.47%  $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14 $0.14  LTM Payout Ratio: 50.45%  $0.13 $0.13 $0.13 $0.13 $0.12 $0.12 $0.12 $0.11 $0.11 $0.11 $0.11 $0.11 $0.10 $0.10 $0.10 $0.10 $0.075 $0.075 $0.075 $0.075 $0.05 $0.05 $0.05 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Active Stock Buybacks  Aggregate $150 million, or approximately 9 million shares, repurchased in 2018, reducing shares outstanding by 6.6%  New $50 million stock repurchase plan launched Q3 2019 and completed in 1Q 2020, aggregating 3,659,128 shares repurchased 33

Strong Capital & Liquidity Positions Sufficient Liquidity Sources Robust Capital Position 13.23% 13.06% 12.24% Available  12.19% 11.44% 11.50% 6/30/2020 ($ Thousands) Borrowing  10.88% Capacity 10.08% FHLB Remaining Capacity $ 3,455,575 10.00% FRB Discount Window $ 726,639 8.00% Unsecured lines with other banks $ 306,180 6.50% Total Borrowing Capacity $ 4,488,394 5.00% Brokered Deposit Availability  $ 702,203 (internal policy limit 15% of Total Assets) 5.00% Investment Repo Line $ 1,464,479 (unpledged securities 95%) Total Risk‐Based Tier 1 Leverage Ratio Tier 1 Common Tier 1 Capital Ratio Capital Ratio Equity Ratio Min. Guideline Well Capitalized Institution 3/31/2020 6/30/2020  Significant increase in primary source of liquidity since COVID‐  Building capital ratios with Total Risk‐Based, Tier 1 Common and Tier 1 Capital  19 Pandemic ratios all increasing Q‐o‐Q  Participation in FRB’s PPP lending facility in 2H 2020 will   Growing equity with Book Value per share of $16.48 and Tangible Common  minimize use of other secondary liquidity sources Equity per share of $12.62, each up 1% Q‐o‐Q and 5% Y‐o‐Y  Returning Capital to shareholders with quarterly common stock dividend of  $0.14 per share 34

Unique Growth Opportunities South Korean Foreign Direct Investment  South Korean Companies Among Top  in the U.S. Foreign Investors in the U.S. ($ billions) $57,623 $50,633 • Hyundai Motor and Kia Motors announced Jan 2017  $37,900 $37,837 $41,243 plans to spend $3.1 billion in U.S. in the next 5 years $103.2  (2017) – 250‐plus Korean‐national companies in Hyundai and Kia  supply chains with operations in Georgia and Alabama – 28 Tier‐1 Hyundai/KIA suppliers with $1MM‐$2MM in DDA 2014 2015 2016 2017 2018 • Lotte Chemical investing $3.1 billion in petrochemical  facility in Louisiana • Hankook Tire building new $800 million factory in  Top 6 Industry Sectors Tennessee (By number of announced South Korean FDI projects in the U.S.) • LG Electronics  #1 Auto Components #4 Software & IT Services – $250 million investment to build U.S. Home Appliance  Factory in Tennessee #2 Industrial Equipment #5 Automotive OEM – $300 million LG North American Headquarters in Englewood  #3 Consumer Electronics #6 Electronic Components Cliffs, NJ Bank of Hope is uniquely positioned to provide banking services to a growing  number of South Korean companies operating in the U.S. 35

2020 Key Strategic Priorities Profitable  Profitable  Growth Growth Better Deposit  Better Efficiencies  Gathering and Cost  through Expense  Management Containment Profitable  Growth Strong Capital  Better Loan Growth  Management and Yield Focus 36

Near-Term Outlook  Meaningful loan growth for 2020 driven in 2H by corporate banking, warehouse line and  residential mortgage refinancings  Anticipating net interest margin expansion going forward as a result of stable loan yields,  decreasing deposit costs and deployment of excess liquidity  Residential mortgage originations to drive higher levels of fee income from gain‐on‐sale of  other loans  Right sizing overall cost structure in line with current business operating environment  Managing capital position to maintain sufficient capital to support clients and communities 37

Investment Opportunity The Only Super Regional Korean‐American Bank in the Nation  Definitive leadership position as the representative bank of the Korean‐American community and  a leading Asian‐American bank  National platform and solid presence across all geographic markets with largest populations of  Asian Americans  Strong, sustainable core earnings power and capital   Diversified financial institution with comprehensive offering of products and services for  commercial and consumer clients  Well positioned to continue progressive transition to less CRE‐focused portfolio  Only Korean‐American bank with presence in Korea  Proven history of driving consolidation in the Korean‐American banking industry 38

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Appendix 40

Appendix –
Q2 2020 Financial Summary

($ thousands)		Q2 2020		Q1 2020		Q2 2019
Net income	**$**	**26,753**	$	25,953	$	42,681
Diluted earnings per share	**$**	**0.22**	$	0.21	$	0.34
Net interest income before provision for credit losses	**$**	**109,814**	$	119,291	$	117,221
Net interest margin		**2.79%**		3.31%		3.31%
Noninterest income	**$**	**11,240**	$	13,264	$	12,287
Noninterest expense	**$**	**67,030**	$	72,140	$	71,371
Net loans receivable	**$**	**12,710,063**	$	12,438,493	$	11,883,068
Deposits	**$**	**14,123,532**	$	12,836,567	$	12,172,384
Total cost of deposits		**0.87%**		1.34%		1.62%
Nonaccrual loans (1)(2)	**$**	**82,137**	$	72,639	$	64,934
Nonperforming loans to loans receivable (1)(2)		**0.98%**		0.93%		0.89%
ACL to loans receivable (3)		**1.26%**		1.15%		0.79%
ACL to nonaccrual loans (1)(2)(3)		**196.95%**		199.51%		144.86%
ACL to nonperforming assets (1)(2)(3)		**109.62%**		103.62%		84.24%
Provision for credit losses	**$**	**17,500**	$	28,000	$	1,200
Net charge offs	**$**	**652**	$	3,421	$	1,351
Return on average assets (ROA)		**0.64%**		0.67%		1.12%
Return on average equity (ROE)		**5.31%**		5.12%		8.71%
Return on average common tangible equity (ROTCE)		**6.94%**		6.69%		11.51%
Noninterest expensed / average assets		**1.60%**		1.87%		1.88%
Efficiency ratio		**55.37%**		54.42		55.11%

(1) *Excludes delinquent SBA loans that are guaranteed and currently in liquidation.*
(2) *Excludes purchased credit-impaired loans for June 30, 2019.*
(3) *Allowance for credit losses for current-year periods were calculated under the CECL methodology while allowance for loan losses for the prior-year period was calculated under the incurred loss methodology.*

Hope Bancorp

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Appendix – Pre-Tax Acquisition Accounting Adjustments and Merger-Related Expenses Q2 Q3 Q4 Q1 Q2 ($ thousands) 2019 2019 2019 2020 2020 Accretion of discount on acquired performing loans $1,799 $2,046 $1,945 $1,059 $658 Accretion of discount on acquired credit impaired loans 6,848 5,234 5,958 9,449 3,046 Amortization of low income housing tax credits (76) (75) (76) (71) (70) Accretion of discount on  acquired subordinated debt (275) (278) (281) (283) (284) Amortization of core deposit intangibles (557) (557) (557) (531) (532) Total acquisition accounting adjustments $7,739 $6,370 $6,989 $9,623 $2,818 42